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                                                               EXECUTION VERSION

EXHIBIT 10.1

       AMENDMENT NO. 6 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

            THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this "AMENDMENT") is made and entered into as of May 13, 2005 (the "SIXTH AMENDMENT DATE") by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the "COMPANY"), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, "INVESTOR"), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

                                    RECITALS

           WHEREAS, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the "AGREEMENT");

            WHEREAS, on October 22, 2004, the Company and Investor entered into Amendment No. 1 to the Agreement;

            WHEREAS, on November 10, 2004, the Company and Investor entered into Amendment No. 2 to the Agreement;

            WHEREAS, on December 27, 2004, the Company and Investor entered into Amendment No. 3 to the Agreement;

            WHEREAS, on January 26, 2005, the Company and Investor entered into Amendment No. 4 to the Agreement;

            WHEREAS, on April 12, 2005, the Company and Investor entered into Amendment No. 5 to the Agreement;

            WHEREAS, the Company and Investor desire to further amend the Agreement to make such changes to the Agreement as are set forth herein; and

            WHEREAS, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.

                                    AMENDMENT

            NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1. Section 1.2 of the Agreement is hereby amended by inserting "and the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated May 13, 2005 attached hereto as Exhibit A-10, and the May 13 Bridge Warrant (as defined herein) in the form attached hereto as Exhibit K-5" immediately following the phrase "in the form attached hereto as Exhibit K-4" in subsection
(g) thereof.

2. Section 2.2(a) of the Agreement is hereby amended by replacing "A-9" with "A-10."

3. Section 2.3(b) of the Agreement is hereby amended by adding the following text immediately following the fifteenth sentence thereof:

      "On May 13, 2005 (the "SIXTH AMENDMENT DATE"), Investor is providing an additional $450,000 of Bridge Funding (the "MAY 13 BRIDGE FUNDING") to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the period from May 13, 2005 through June 30, 2005. The May 13 Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-

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                                                               EXECUTION VERSION

      10 and shall be provided on the terms and conditions set forth herein. The May 13 Bridge Funding shall be used only for the purposes and in the amounts agreed to in writing by Investor and the Company."

4. Section 2.3(b) of the Agreement is hereby further amended by replacing the phrase "December 27 Bridge Funding or April 12 Bridge Funding" with "December 27 Bridge Funding, April 12 Bridge Funding or May 13 Bridge Funding") in the sixteenth sentence thereof (i.e., the nineteenth sentence thereof after giving effect to the inclusion of the three new sentences therein per Section 3 of this Amendment).

5. The Agreement is hereby amended by adding a new Section 2.15, immediately following Section 2.14 thereof, as follows:

      "2.15 May 13 Bridge Warrant:

            (a) Issuance of May 13 Bridge Warrant. On the Sixth Amendment Date, Investor shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the May 13 Bridge Funding (the "MAY 13 BRIDGE WARRANT"). The Company shall, therefore, issue $450,000 in warrant coverage on the $450,000 of May 13 Bridge Funding provided on the Sixth Amendment Date. The number of shares subject to the May 13 Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like). The total number of shares for which Investor shall initially be able to exercise the May 13 Bridge Warrant shall therefore be 4,500,000 shares as of the Sixth Amendment Date.

            (b) Exercise of May 13 Bridge Warrant. The May 13 Bridge Warrant shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date. The exercise price of the May 13 Bridge Warrant shall be $0.04 (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the May 13 Bridge Warrant). In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the May 13 Bridge Warrant shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof). However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the May 13 Bridge Warrant shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor's sole discretion (the securities so elected being the "INVESTOR DESIGNATED SECURITIES").

            (c) No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the May 13 Bridge Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such May 13 Bridge Warrant and in taking all such action as may be necessary or appropriate to protect Investor's rights, preferences and privileges under and/or in connection with the May 13 Bridge Warrant against impairment. Investor's rights, preferences and privileges granted under and/or in connection with the May 13 Bridge Warrant may not be amended, modified or waived without Investor's prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

            (d) Tax Treatment of May 13 Bridge Warrant and Note. The Company and Investor, as a result of arm's length bargaining, agree that the fair market value of the Note to be issued in connection with the May 13 Bridge Funding, if issued apart from the May 13 Bridge Warrant, is $445,500, and the fair

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                                                               EXECUTION VERSION

      market value of the May 13 Bridge Warrant, if issued apart from such Note, is $4,500. The Company and Investor further agree that all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the May 13 Bridge Funding and/or the May 13 Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.15(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing."

6. Section 3.4(b) of the Agreement is hereby amended by:

            (A) replacing "$6.3 million" with "$5.85 million" in the first sentence thereof; and

            (B) replacing " "63,000,000" with "58,500,000" in the third sentence thereof.

7. Section 4.7.6 of the Agreement is hereby amended and restated in its entirety as follows:

            "4.7.6. Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, par value $0.001 per share and 100,000,000 shares of Preferred Stock, par value of $0.001 per share. As of the date hereof, 19,078,048 shares of Common Stock and 32,500,000 shares of series A preferred stock are issued and outstanding. No other shares of any class or series of the Company's capital stock are authorized and/or issued and outstanding. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by the Company in compliance with all applicable federal and state securities laws. Except as set forth in
      Schedule 4.7.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of the Company is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by the Company to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as set forth in Schedule 4.7.6, the Company has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 4.7.6 includes a true, accurate and complete statement describing the total number of shares of the Company outstanding as of the date of this Agreement (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing."

8. Section 4.7.15 of the Agreement is hereby amended and restated in its entirety as follows:

            "4.7.15 Liabilities. The Company has the following accrued liabilities: (i) tax liabilities to the State of Washington in the maximum amount of $503,000, (ii) amounts payable to Cognate Therapeutics and (iii) future sublease payments to MediQuest Corporation for the Company's premises sublease not yet due, and a contingent lease liability to Benaroya Capital Co. LLC for premises currently occupied by MediQuest Corporation should Mediquest Corporation default on its lease with Benaroya Capital Co. LLC and which is not yet due, (iv) the Company's aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Sixth Amendment Date, do not exceed $474,539 (excluding amounts payable to Cognate), of which (x) $355,963 are currently due payables (including $347,629 for attorney and auditor fees),
      (y) $39,360 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (z) $79,216 are accrued vacation and sick pay."

9. The Agreement is hereby amended by adding new Exhibit A-10, immediately following Exhibit A-9 thereto, in the form attached as Exhibit A-10 hereto.

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                                                               EXECUTION VERSION

10. Exhibit B to the Agreement, as amended on December 27, 2004, January 26, 2005, and April 12, 2005 is hereby further amended by Exhibit B-4 hereto (the "FOURTH AMENDMENT TO THE AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK TERM SHEET"). Exhibit B, as so amended, shall be deemed to constitute the "CONVERTIBLE PREFERRED STOCK TERM SHEET" for all purposes under the Agreement and all other Related Recapitalization Documents.

11. The Agreement is hereby amended by adding new Exhibit K-5, immediately following Exhibit K-4 thereto, in the form attached as Exhibit K-5 hereto.

12. The May 13 Bridge Warrant in the form attached hereto as Exhibit K-5 shall be deemed to be a "BRIDGE WARRANT" and a "WARRANT" for all purposes under the Agreement and any Related Recapitalization Document. The Note evidencing the May 13 Bridge Funding in the form attached hereto as Exhibit A-10 issued on the Sixth Amendment Date shall be deemed to be a "NOTE" for all purposes under the Agreement and any Related Recapitalization Document. Each of the May 13 Bridge Warrant and the Note evidencing the May 13 Bridge Funding shall be deemed to be "RELATED RECAPITALIZATION DOCUMENTS" for all purposes under the Agreement and all other Related Recapitalization Documents.

13. Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

14. This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

15. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

16. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

17. This Amendment shall take effect immediately upon execution by the Company and Investor.

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                                                               EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 6 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT as of the Sixth Amendment Date above written.


                            NORTHWEST BIOTHERAPEUTICS, INC.

                            By:
                                 ------------------------------------
                            Name:  Alton L. Boynton
                            Title:  President

                            TOUCAN CAPITAL FUND II, LP

                            By:
                                 ------------------------------------
                            Name:  Linda F. Powers
                            Title:  Managing Director


                                  EXHIBIT A-10

FORM OF $450,000 LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED
                       PROMISSORY NOTE DATED MAY 13, 2005

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                                                               EXECUTION VERSION

                                   EXHIBIT B-4

     FORM OF FOURTH AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PREFERRED
                                STOCK TERM SHEET

                                                               EXECUTION VERSION

                                   EXHIBIT K-5
                          FORM OF MAY 13 BRIDGE WARRANT

                                WAIVER AGREEMENT

            The undersigned, Toucan Capital Fund II, L.P. ("Toucan") is a party to that certain Northwest Biotherapeutics Amended and Restated Recapitalization Agreement with Northwest Biotherapeutics, Inc. (the "Company"), dated July 30, 2004, as amended on October 22, 2004, November 10, 2004, December 27, 2004, January 26, 2005, April 12, 2005 and May 13, 2005 (the "Recapitalization Agreement").

            WHEREAS, The Company is not able to fulfill certain of the conditions set forth in Sections 2.4 and 4.9 of the Recapitalization Agreement and Toucan is willing to allow limited waivers of certain of the conditions solely in connection with the closing of the bridge funding on May 13, 2005 (the "May 13 Bridge Funding").

            Toucan hereby waives the following conditions and relinquishes the Company from complying with such conditions solely in connection with and as applicable to the closing of the May 13 Bridge Funding:

1. The conditions set forth in Section 2.4 (a) and (g) to the extent they relate to Related Recapitalization Documents that have not been executed by the Company.

2. The conditions set forth in Section 2.4 (k) as to Dan Wilds.

3. The conditions set forth in Section 4.9 (a), (b), (d), and (e) to the extent they relate to Related Recapitalization Documents that have not been executed by the Company.

The waiver of the foregoing conditions in connection with the May 13 Bridge Funding shall apply only to the May 13 Bridge Funding and shall not be deemed to be a waiver of any condition or conditions as to any future closing or closings of the Bridge Funding, if any, or the Anticipated Equity Financing, if any.

Capitalized terms used, but not otherwise defined herein shall have the meaning ascribed to them in the Recapitalization Agreement.

DATED:  May 13, 2005.                       TOUCAN CAPITAL FUND II, L.P.

                                            By:  _____________________________
                                                   Linda F. Powers
                                            Its:  Managing Director